INTANGIBLE ASSETS (Tables)	12 Months Ended
Dec. 31, 2025
INTANGIBLE ASSETS
Schedule of net definite-lived intangible assets

(In thousands)
Asset as of December 31, 2025	Purchase Price	Accumulated Amortization	Impairment	Carrying Amount
License of FOLOTYN®	2,000	(1,304)	(696)	—
Others	471	(250)	—	221
Total	$2,471	$(1,554)	$(696)	$221

(In thousands)
Asset as of December 31, 2024	Purchase Price	Accumulated Amortization	Impairment	Carrying Amount
License of FOLOTYN®	$2,000	(1,304)	(696)	$—
Others	457	(219)	—	238
Total	$2,457	$(1,523)	$(696)	$238

Schedule of changes in intangible assets

(In thousands)	2025	2024	2023
Balance at the beginning of the year	$238	$1,839	$1,063
Addition	—	159	2,064
Amortization expense	(28)	(1,061)	(1,287)
Impairment	—	(696)	—
Foreign currency translation adjustment	11	(3)	(1)
Balance at the ending of the year	$221	$238	$1,839

Schedule of expected future amortization expense

(In thousands)
2026	$28
2027	28
2028	28
2029	28
2030	28
2031 and thereafter	81